UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 3, 2002

                           Commission File No. 0-10927

                          CUMBERLAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Florida                                                 59-3094503
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(State or other jurisdiction of incorporation)          (I.R.S. Employer
                                                        Identification No.)

4311 West Waters Avenue, Suite 501
Tampa, Florida                                          33614
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(Address of Principal Executive Office)                 (Zip code)

                                 (813) 885-2112
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              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS
------   ------------

     Cumberland Technologies, Inc. (Nasdaq OTCBB symbol CUMB) announced today that it recently transitioned from the Nasdaq SmallCap Market to the Nasdaq OTC Bulleting Board. Cumberland previously filed with the SEC its form of Definitive Proxy Statement dated September 6, 2002, for its shareholder meeting scheduled for October 28, 2002. In light of the recent change in its listing status, Cumberland has decided to cancel the meeting and will not mail proxy statements to shareholders at this time.

     Cumberland Technologies, Inc. and its subsidiaries provide advanced software technology to insurance agencies, which focus on the selling and delivery of surety insurance products to consumers. Through our insurance subsidiaries, we provide Performance and Payment surety bonds for the construction industry and Commercial surety bonds to federal and local government agencies.

     Cumberland Technologies, Inc. is headquartered in Tampa, Florida, with offices in Atlanta, Georgia; Greenville, South Carolina; Dallas, Texas and Redondo Beach, California.

------   ------------------------

     Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the Company's ability to adequately estimate its liability reserves for its insurance business; competitive pricing pressures; general business and economic conditions; and changes in governmental regulations affecting its insurance business, and risk that the Company's shares will not be listed on OTC Bulletin Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------   ---------------------------------

          (a)  Financial Statements

               Not applicable

          (b)  Pro Forma Financial Information

               Not  applicable

          (c)  Exhibits

               None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CUMBERLAND TECHNOLOGIES, INC.
                                    -----------------------------


Date:  October 3, 2002              By:  /s/ Carol S. Black
                                    --------------------------------------------
                                    Carol S. Black
                                    Secretary and Chief Financial Officer
                                    (Principal Accounting and Financial Officer)